UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2016

        Resource Apartment REIT III, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 333-207740

Maryland	47-4608249
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

                    1845 Walnut Street, 18th Floor, Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

                    (215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 8, 2016, Resource America, Inc. (“Resource America”), the indirect parent corporation of Resource Apartment Advisor III, LLC, the advisor to Resource Apartment REIT III, Inc., was acquired by C-III Capital Partners LLC (“C-III”), pursuant to an Agreement and Plan of Merger dated as of May 22, 2016 (the “Merger Agreement”). Pursuant to the Merger Agreement, a wholly-owned subsidiary of C-III merged with and into Resource America, with Resource America surviving the merger as a wholly-owned subsidiary of C-III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE APARTMENT REIT III, INC.

Dated: September 13, 2016	By:	/s/ Alan F. Feldman
Alan F. Feldman
President and Chief Operating Officer